EXHIBIT 10.1

                           COMMERCIAL PROMISSORY NOTE

$XXX,XXX.XX                                             Dated: XXXXXXXXXXX, 2011

         FOR VALUE RECEIVED, the undersigned, Teaching Time, Inc., a Florida corporation (hereinafter "Maker"), promises to pay to XXXXXXXX at such place as the Holder may designate in writing, the principal sum of XXXXXXX, due June 30, 2011.

         In event Maker shall (i) default in the performance of any of the obligations, covenants or agreements legally imposed by the terms of this Note, or (ii) apply for or consent in writing to the appointment of a receiver, trustee, or liquidator of Maker or (iii) file a voluntary petition in bankruptcy, or admit in writing Maker's inability to pay Maker's debts as they come due, or (iv) make general assignments for the benefit of creditors, or (v) file a petition or answer seeking reorganization or rearrangement with creditors or taking advantage of any insolvency law, or (vi) file an answer admitting the material allegations of a petition filed against Maker in any bankruptcy, reorganization, insolvency or similar proceedings, at the option of the Holder, the whole indebtedness evidenced hereby may be declared due and payable whereupon the entire unpaid principal balance of this Note and all interest accrued thereon from last payment date shall thereupon at once mature and become due and payable without presentment or demand for payment or notice of the intent to exercise such option or notice of the exercise of such option by the Holder, or notice of any kind, all of which are hereby expressly waived by Maker and may be collected by suit or other legal proceedings.

         If all or any part of the amount of this Note be declared due in accordance with the other provisions hereof, or if any installment herein provided is not paid when due, the principal balance as the case may be, shall bear interest at 10% per annum. Notice of Default shall be given, in writing, to Maker, after five days after occurrence of default. Maker shall have 10 days after written Notice of Default, within which to cure the default plus interest at default rate, legal fees and costs incurred.

         Except as otherwise provided herein, the undersigned and all sureties, guarantors and endorsers of this Note severally waive all notices, demands, presentments for payment, notices of non-payment, notice of intention to accelerate the maturity, notices of acceleration, notices of dishonor, protest and notice of protest, diligence in collecting or bringing suit as to this Note and as to each, every and all installments hereof and all obligations hereunder and against any party hereto and to the application of any payment on this obligation, or as an offset hereto, and agree to all extensions, renewals, partial payments, substitutions or evidence of indebtedness and the taking, release or substitution of all or any part of the security or the release of any party liable hereon with or without notice before or after maturity.

         It is the intention of the parties hereto to comply with the usury laws applicable to this loan if any, accordingly it is agreed that notwithstanding any provision to the contrary in this Note or in any of the documents securing payment hereof no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest is provided for, contracted for, charged for or received, then the provisions of this paragraph shall govern and control and neither the Maker hereof nor any other party liable for the payment hereof shall be obligated to pay the amount of such excess interest. Any such excess interest which may have been collected shall be, at the Holder's option, either applied as a credit against the then unpaid principal amount hereof or refunded to Maker.

         IN WITNESS WHEREOF, Maker has fully executed this Note as of the date first above written.

                                              Red Mountain Resources, Inc.,
                                              a Florida Corporation




                                              By: _______________________
                                                       President